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                                                                   Exhibit 10.21
[LOGO] COHERENT(TM)
                                                                        NTEC0297
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Memorandum of Understanding
---------------------------

-----------------------
Table 1 - Nokia Pricing
-----------------------
       Channel  Channel
       Price $  Volumes
-----------------------

1997      *       *
1998      *       *
1999      *       *
-----------------------


Based upon the estimated volumes as specified in Table 1 Coherent agrees to the above pricing to be effective immediately. In addition to this the following items were agreed in principal and will be finalised in an amendment to Agreement No. H7810/92 no later than April 4th 1997.

1. Coherent has received Nokias best estimate to purchase the volume requirements for 1997, 1988 and 1999, a total of * channels.

2.   The Products to be supplied are the NIEC, IDEC2X and/or EC2X.

3.   The NIEC will be supplied with no further modifications to the
     specification, until     *      .

     The EC2X will be released to Production    *    for shipments
     expected    *    .  In accordance with the PDA all Beta    *    units will
     be shipped    *     for which payment shall be made in full.

4.   The IDEC2X Product Specification will be the same as that for the NIEC but
                  * with the additional feature specification as described in Attachment A. If the future software and hardware options are required by Nokia then these are to be agreed and the revelant prices for these additional features will be agreed.

     An NRE charge of * is payable for the development of the IDEC2X, payable in three installments in accordance with the following milestones:

          Signing of the PDA - not later than end of April 4, 1997

          Delivery of  *  Beta units    *     at a cost of  *  per unit.

          Delivery of first Production Units    *     .


* Confidential treatment requested.
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[LOGO] COHERENT(TM)
                                                                        NTEC0297
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5.   Both parties agree to include a statement in the amendment to Agreement
     No. H 7810/92 to the effect that based upon the volue requirements contained herein, Nokia will not source an alternative product for the applications for which Coherent are already supplying Product.

6.   Delivery Times - Agreement No. H 7810/92

     Clause 2.7.2

     Each month Nokia will provide a forecast for   *    with an Authorisation
     to Manufacture covering   *    .  This commitment to deliver is based
     upon the following:

              * weeks firm
              * weeks  *    of the volume can be rescheduled up to    *
              * weeks  *    of the volume can be rescheduled up to    *

     This clause replaces 2.8.1..

7.   Payment Terms

     Payment terms as specified in Nokia's Netting Payment System will become
     affective during 1997.  Payments will be made within   *
     maximum.  Until such change the current payment will remain effective.

     For new orders the invoicing shall be as follows to reflect the charge for a Software Licence:

          Hardware                      Software Licence (ILS-NIEC)

          NIEC and IDEX2X                    *
          EC2X                               *

     ILS-NIECx is a Software Fee and Licence to use. Each order for Hardware must be accompanied by an order for an equal number of Software Licences which will be invoiced at the same time.


* Confidential treatment requested.

[LOGO] COHERENT(TM)
                                                                        NTEC0297
--------------------------------------------------------------------------------

MEMORANDUM OF UNDERSTANDING FOR PROPOSED AMENDMENTS TO
AGREEMENT No. H7810/92

In Witness Whereof, the Parties have agreed these minutes and both parties do hereby sign in Espoo on 26th February, 1997.


SIGNED FOR AND ON BEHALF OF             SIGNED FOR AND ON BEHALF OF

NOKIA TELECOMMUNICATIONS OY             COHERENT COMMUNICATIONS
                                        SYSTEMS CORPORATION


/s/                                     /s/
-------------------------------         -------------------------------
Erkki Sipila                            Miles Pratt


/s/                                     /s/
-------------------------------         -------------------------------
Vesa Sarkikangas                        Simon Taylor